SECURITIES AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    August 7, 2007
                                                ----------------------

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                    1-11596                     58-1954497
----------------           ----------------            -------------------
(State or other            (Commission File              (IRS Employer
jurisdiction of                 Number)                Identification No.)
incorporation)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia                       30350
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code  (770) 587-9898
                                                   ----------------

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item2.02 -  Results of Operations and Financial Condition

            On August 7, 2007 at 11:00 a.m. EST, Perma-Fix Environmental Services, Inc. (the "Company") will hold a conference call broadcast live over the Internet. A press release dated July 25, 2007 announcing the conference call, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A transcript of the conference call will also be available on the Company's web page at www.perma-fix.com.

            On August 7, 2007, the Company issued a press release to report its financial results for the three months and six months ended June 30, 2007. The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

            The information combined in this Item 2.02 of this Form 8-K and the Exhibits attached hereto are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 (as amended), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (as amended), except as shall be expressly set forth by specific reference in such filing.


Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

         (c)      Exhibits

                  Exhibit Number                Description
                  --------------                -----------

                       99.1           Press release dated July 25, 2007
                       99.2           Press release dated August 7, 2007

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PERMA-FIX ENVIRONMENTAL SERVICES, INC.


Dated: August 7, 2007                     By:  /s/ Steven Baughman
                                              ----------------------------------
                                              Steven Baughman
                                              Vice President and
                                              Chief Financial Officer